Carriage Services Investor Presentation September 2013

Confidential Certain statements made herein or elsewhere by, or on behalf of, the Company that are not historical facts are intended to be forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on assumptions that the Company believes are reasonable; however, many important factors, as discussed under “Forward‐Looking Statements” in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2012 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, could cause the Company’s results in the future to differ materially from the forward‐looking statements made herein and in any other documents or oral presentations made by, or on behalf of, the Company. Forward-looking statements contained herein regarding acquisitions include assumptions about the pricing, timing, and terms and conditions of such acquisitions. We can provide no assurances that our growth strategy will be successfully implemented. In particular, we can provide no assurances that we will find attractive acquisition targets, that we will succeed in negotiating the terms and conditions reflected in the model, or that we will execute any acquisitions during the next five years (including 2013). Forward-looking statements contained herein regarding the performance of our acquisition and same store businesses include assumptions related to future revenue growth. We can provide are no assurances that our acquisition and same store businesses will generate the revenue growth set forth herein, or any revenue growth at all. The Company assumes no obligation to update or publicly release any revisions to forward-looking statements made herein or any other forward‐looking statements made by, or on behalf of, the Company. A copy of the Company’s Form 10‐K and Form 10-Q, and other Carriage Services information and news releases, are available at www.carriageservices.com. 2

Who is Carriage? A national funeral home and cemetery operating company Founded in 1991 and headquartered in Houston, TX Funeral home and cemetery field operations drives success under a decentralized operating framework 165 funeral homes in 26 states – 80% of revenue 32 cemeteries in 10 states – 20% of revenue 3

Differentiation in Stable Funeral & Cemetery Industry Fourth largest deathcare consolidator in highly fragmented industry, well positioned for growth by acquisition Carriage’s success has and will continue to be defined by three strategic models: Standards Operating Model Strategic Acquisition Model 4E Leadership Model Defined Strategy Industry Players – FY12 Revenues Standards Operating Model Note: Dollars in millions. 4 $2,411 $516 $243 $204 $0 $1,000 $2,000 $3,000 Service Corp. Int'l Stewart Enterprises Stonemor Carriage

Geographic Diversification in Attractive Markets 5

Industry wide funeral home revenues of $13.4 billion representing 1.5% CAGR since 2010 Industry wide cemetery revenue of $4 billion representing a -3.7% CAGR since 2010 Attractive Industry Trends Market share concentration in the industry is low, with the top four consolidators (Carriage, SCI, Stewart & StoneMor) accounting for an estimated 13.7% of total industry revenue in 2011. Highly fragmented industry with a majority of the more than 24,000 funeral homes represented by small locally owned independent operations 11.8% 88.2% 13.7% 86.3% 2006 2011 Consolidators Independent % Change in Deaths Source: Center for Disease Control and Prevention, U.S. Census Bureau 65+ in Millions ~~CAGR 1.5% Large Market Highly Fragmented Secular Trend 6 0 20 40 60 80 100 1990 2000 2010 2020 2030 2040 2050 2060 -3.00% -2.50% -2.00% -1.50% -1.00% -0.50% 0.00% 0.50% 1.00% 1.50% 2001 2010

Leveraged Impact Our Growth Strategy  Relatively fixed regional and corporate overhead allows for modest increases in Same Store Sales and EBITDA to have greater impact on Free Cash Flow  A majority of acquired Field EBITDA falls to Consolidated EBITDA due to operating leverage Adopt a pro-growth business model within an industry that is characterized by its low growth Implement Standards Operating Model for modest growth in same store sales and maintaining margins Implement Strategic Acquisition Model & Valuation Model to target strategic acquisitions in order to accelerate growth while maintaining financial discipline 7

Capital Structure • Carriage Services, Inc. has raised $255 million through Senior Secured Credit Facilities due 2017 – $125M Revolver + $40 million accordion – $130M Term Loan A (Sept 2013 Balance $122.5M) • Proceeds from the original transaction were used to refinance Carriage’s Revolver and redeem its outstanding $130 million of 7.875% Senior Notes • The transaction reduces the Company’s overall cost of capital, extends debt maturities and increases liquidity for future growth opportunities • Cost of Equity reduced with increasing size and improved performance - Cost of Debt reduced with new credit facility • Improving capital structure notwithstanding significant increase in acquisitions 8

Acquisition Strategy  Our Goal is to acquire $15-$16 million new annual revenue through acquisitions • Target leading performers with the strongest heritage in their local markets • Comprehensive analysis of a candidate’s financial profile and market demographics • Focus on markets that perform better than the industry average and are generally insulated from economic and demographic changes  Only consider businesses that will provide an immediate positive impact on cash flow • Concentrate on higher revenue, higher margin, accretive businesses  Exercise Financial Discipline through Valuation Model  Maintain a stable and predictable business model • Sustain EBITDA growth in line with revenue growth from acquisitions Recent Acquisitions at a Glance Name Havenbrook Funeral Home (Norman, OK) Cumby Family Funeral Service (High Point, NC & Archdale, NC) Schmidt Funeral Home (Katy, TX) Lawton Ritter Gray Funeral Home (Lawton, OK) Gray Funeral Home (Grandfield, OK) Conner Westerbury Funeral Home (Griffin, GA) James J. Terry Funeral Home (Downingtown, PA) Crespo & Jirrels Funeral and Cremation Services (Baytown, TX) Date 12/28/12 12/11/12 9/26/12 6/27/12 6/27/12 3/13/12 2/21/12 12/21/12 12/13/11 Bryant Funeral Home(New York, NY) 9

Acquisition Targeting Process Source Acquisitions Through Three Primary Channels: Utilize Our Proprietary Strategic Acquisition Model (SAM) to Prequalify a Potential Target's Merits By Prequalifying with the SAM, Financial and Human Resources can be Directed Only to Those Targets that will Create the most Positive Impact to Carriage: Human Resources: By Committing Work Hours to Only Those Projects that Receive a High SAM Score, the Corporate Development Team can Focus Exclusively on Only the Best Prospects for Acquisition Financial Allocation: Carriage is Focused on Expending Capital Only on Such Ventures that Produce Maximum ROI Evaluate the Market Dynamics and Financial Strengths of Each Target Rating Criteria is Separated into Both Quantitative and Qualitative Metrics Grassroots Business Development Business Brokers within the Industry Unsolicited Inquiries to Carriage by Potential Sellers 10

Pricing Discipline • Value of business under Normalized Earnings vs. Value as a CSV business • Discipline of staying within cost of capital to ensure value addition 2-Stage Valuation Model Forecasts Forecast call volume and average revenue utilizing both regressions and the CAGR on historical data Normalize Historical Operations Current Operations 1 2 3 4 5 Acquisition Valuation Note: The Valuation stage represents the the second phase of Carriage’s acquisition process. This phase is reached only in the case where the Strategic Acquisition Model merits Carriage proceeding forward. Collect 10 years of historical financial statement data and populate model to understand current operations Normalize historical income statements in order to obtain businesses operating structure Free Cash Flow to the Firm Valuation Methodology 11 11

Business Integration Process Integration Committee: Key Members of Carriage's Operations Group Meet Prior to Acquisition to Identify Challenges and Execute Procedures to Integrate the New Business The Integration Process Begins Immediately After the Seller and Carriage Sign a Letter of Intent (LOI) Integration Committee and Corporate Development Group Work Closely to Identify Challenges and Coordinate Activities to Assure a Smooth Integration Process When the Transaction has Closed, Carriage Places Key Members of the Integration Team Onsite for up to Two Weeks for Training Purposes and Addressing New Employee Concerns 12

Financial Overview These slides are solely intended to demonstrate the possible impact on our financial results of the successful implementation of our growth strategy by the hypothetical acquisition of businesses aggregating $40 million in assets per year for each of the next five years (including 2013). The model presented on these slides incorporates several assumptions regarding the pricing, timing, and terms and conditions of such acquisitions, as well as the financial performance of both acquisition and same store businesses. We can provide no assurances that our growth strategy will be successfully implemented. In particular, we can provide no assurances that we will find attractive acquisition targets, that we will succeed in negotiating the terms and conditions reflected in the model, or that we will execute any acquisitions during the next five years (including 2013). Additionally, we can provide are no assurances that our acquisition and same store businesses will generate the revenue growth reflected in the model, or any revenue growth at all. 13

$0.00 $20.00 $40.00 $60.00 $80.00 $100.00 $120.00 $140.00 $160.00 $180.00 $200.00 2008A 2009A 2010A 2011A Funeral Acquisition Revenue $0.00 $0.31 $5.71 $14.21 Same Store Funeral $124.15 $122.90 $121.89 $120.77 Cemeteries $37.96 $41.40 $39.56 $38.15 Financial Revenue $11.67 $10.15 $14.65 $14.55 Historical Revenue 2008-2011 ($’s Millions) 14

15 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 2011A 2012A 2013E 2014E 2015E 2016E 2017E Funeral Acquisition Revenue $14.2 $25.8 $37.7 $62.2 $78.2 $94.2 $110.2 Same Store Funeral $120.8 $120.6 $122.7 $123.3 $123.9 $124.5 $125.1 Cemeteries $38.2 $40.1 $42.2 $44.4 $46.6 $48.9 $51.4 Financial Revenue $14.6 $17.7 $18.3 $18.3 $18.3 $18.3 $18.3 Model Revenue Growth at Assumed $40M Acquisition Level ($'s Millions) = $187.7 $204.1 $220.8 $248.1 $266.9 $285.9 $305.0

16 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% $30.00 $40.00 $50.00 $60.00 $70.00 $80.00 $90.00 $100.00 2008A 2009A 2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E Adjusted EBITDA % of Revenue Model Operating Margins & EBITDA at Assumed $40M Acquisitions ($'s millions) Improving Acquisition Margins

17 1 2 3 4 5 GAAP Net Income $17.1 $23.2 $26.5 $29.8 $33.0 D&A & NCSC $15.5 $17.4 $19.3 $21.5 $24.0 Tax Adjustment $9.5 $9.4 $2.3 $- $- WTI $1.4 $1.3 $1.3 $1.3 $1.3 Maintenance Capex $(4.0) $(4.0) $(4.0) $(4.0) $(4.0) $(10.0) $(5.0) $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Model Free Cash Flow at Assumed $40M Acquisition Level ($'s millions) 2013E 2014E 2015E 2016E 2017E $39.4 $47.3 $45.3 $48.6 $54.3 Note to Tax Adjustment: During 2012, four requests for tax accounting method changes relating to the recognition of accumulated trust earnings, revenue from preneed sales, revenue from advance preneed funeral insurance commissions, and certain refundable advances under preneed contracts were approved. The estimated cumulative impact of these accounting method changes results in the tax adjustment shown above.

18 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2012A 2013E 2014E 2015E 2016E 2017E 33% 36% 40% 43% 47% 51% 22% 21% 20% 18% 17% 16% 44% 43% 41% 38% 36% 32% 2012A 2013E 2014E 2015E 2016E 2017E Long term debt & capital leases 44% 43% 41% 38% 36% 32% Convertible junior subordinated debenture 22% 21% 20% 18% 17% 16% Stockholders' equity 33% 36% 40% 43% 47% 51% Model Capital Structure at Assumed $40M Acquisitions

19 48% 51% 51% 52% 52% 8% 9% 10% 10% 11% 4% 5% 5% 5% 6% 11% 13% 12% 12% 12% 6% 12% 19% 26% 34% 2.98 2.69 2.45 2.25 2.06 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 0% 10% 20% 30% 40% 50% 60% 2013E 2014E 2015E 2016E 2017E Mechanics of Earnings Growth at Assumed $40M Acquisitions Asset Turnover (Sales/Assets) Profit Margin (Earings/Sales) Return on Assets Return on Equity Asset Growth Leverage (Assets/Book) Improving asset turnover and profit margins results in improving return on assets. At $40M acquisition level, there is lower risk as leverage declines and stable return on equity. Or at higher acquisition level, increasing return on equity. All on a growing asset base.

Appendix The forward looking numbers in the following slides are solely intended to demonstrate the possible impact on our financial results of the successful implementation of our growth strategy by the hypothetical acquisition of businesses aggregating $40 million in assets per year for each of the next five years (including 2013). The numbers presented on these slides incorporate several assumptions regarding the pricing, timing, and terms and conditions of such acquisitions, as well as the financial performance of both acquisition and same store businesses. We can provide no assurances that our growth strategy will be successfully implemented. In particular, we can provide no assurances that we will find attractive acquisition targets, that we will succeed in negotiating the terms and conditions reflected in the model, or that we will execute any acquisitions during the next five years (including 2013). Additionally, we can provide no assurances that our acquisition and same store businesses will generate the revenue growth reflected in the model, or any revenue growth at all. 20

21 Carriage Services Inc Historical Performance Model Growth Assuming $40M Acquisition Level ($'s in 000's) 2008A 2009A 2010A 2011A 3 Yr CAGR 2012A 2013E 2014E 2015E 2016E 2017E 6 Yr CAGR Same Store Funeral $124,149 $122,896 $121,892 $120,766 $120,576 $122,653 $123,266 $123,882 $124,502 $125,124 0.6% Funeral Acquisition Revenue - 310 5,705 14,210 25,802 37,698 62,190 78,190 94,190 110,190 41% Cemeteries 37,956 41,401 39,556 38,152 40,068 42,220 44,379 46,598 48,928 51,374 5% Financial Revenue 11,668 10,153 14,646 14,550 17,703 18,265 18,265 18,265 18,265 18,265 4% Total Revenue $173,773 $174,450 $181,801 $187,678 3% $204,149 $220,836 $248,100 $266,935 $285,884 $304,953 8% Field EBITDA (Gross Profit Less: Depr & Unallocated Exp.) $59,355 $61,643 $63,537 $69,668 $80,917 $89,651 $101,019 $108,723 $116,623 $124,668 10% % of Revenue 34% 35% 35% 37% 5% 40% 41% 41% 41% 41% 41% Adjusted EBITDA $42,124 $41,942 $45,981 $50,176 $54,898 $58,646 $70,454 $77,822 $85,383 $93,085 11% % of Revenue 24% 24% 25% 27% 6% 27% 27% 28% 29% 30% 31% Adjusted Net Income $5,679 $7,253 $9,770 $11,887 $15,457 $19,688 $25,189 $28,487 $31,778 $35,019 20% % of Revenue 3% 4% 5% 6% 28% 8% 9% 10% 11% 11% 11% Capital Structure Long term debt & capital leases 41% 40% 39% 39% 44% 43% 41% 38% 36% 32% Convertible junior subordinated debenture 28% 28% 27% 25% 22% 21% 20% 18% 17% 16% Stockholders' equity 31% 32% 34% 36% 33% 36% 40% 43% 47% 51% Total 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%

22 GAAP Reconciliation ($'s in 000's) 2008A 2009A 2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E Consol EBITDA from Continuing Ops $36,763 $41,706 $42,321 $40,781 $50,645 $56,046 $67,414 $74,782 $82,343 $90,045 Withdrawable Trust Income(loss) (546) 236 3,438 4,513 1,916 1,360 1,300 1,300 1,300 1,300 Acquistion Expenses - - 667 1,237 1,340 833 1,340 1,340 1,340 1,340 Severance Costs 969 - 237 1,936 802 684 - - - - Non-Recurring legal fees/Settlements 4,938 - (682) - 195 83 - - - - Performance Based Executive Incentive Compensation - - - 810 - - - - - - Other Incentive Compensation - - - 254 - - - - - - Professional Fees - - - 141 - 455 400 400 400 400 Security Transaction Expenses - - - 504 - (815) - - - - Sum of Special Items 5,361 236 3,660 9,395 4,253 2,600 3,040 3,040 3,040 3,040 Adjusted Consolidated EBITDA $42,124 $41,942 $45,981 $50,176 $54,898 $58,646 $70,454 $77,822 $85,383 $93,085 GAAP Pretax Income $3,928 $11,955 $13,451 $11,919 $19,248 $28,588 $37,391 $42,711 $48,019 $53,246 GAAP Tax Provision 1,886 4,752 5,370 5,066 7,642 11,462 14,208 16,230 18,247 20,234 GAAP Net Income $2,042 $7,203 $8,081 $6,853 $11,607 $17,126 $23,182 $26,481 $29,772 $33,013 NOTE: For further clarification on any reconciliation, please refer to press releases.